EXHIBIT 32.1
                           SECTION 1350 CERTIFICATIONS

                           CERTIFICATION PURSUANT TO\
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Jupiter Marine International Holdings, Inc. (the "Company") on Form 10-KSB for the year ended July 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carl Herndon, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: November 2, 2005


/s/ Carl Herndon
----------------
Carl Herndon
Chief Executive Officer